CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2015
CONVERTIBLE DEBT [Abstract]
CONVERTIBLE DEBT

17. CONVERTIBLE DEBT

In October 2013, the Company issued US$172,500 in aggregate principle amount of 4.00% Convertible Senior Notes due October 15, 2018 (the “Notes”) at par. The Notes may be converted, under certain circumstances, based on an initial conversion rate of 39.0472 American depository shares (“ADSs”) per US$1,000 principal amount of the Notes (which represents an initial conversion price of US$25.61 per ADS).

The Notes are the Company's general unsecured obligations that rank (1) senior in right of payment to all of the Company's indebtedness that is expressly subordinated in right of payment to the Notes, (2) equal in right of payment with all of the Company's liabilities that are not so subordinated, (3) effectively junior to any of the Company's secured indebtedness to the extent of the value of the assets securing such indebtedness, and (4) structurally junior to all indebtedness and other liabilities of the Company's subsidiaries and consolidated affiliated entities.

The main terms of the Notes and corresponding assessment of the accounting treatments are summarized as follows:

Redemption at the option of the holders. The holders may require the Company to repurchase all or a portion of the Notes for cash on October 15, 2016, or upon a Fundamental Change (As defined in Exhibit 2.6), at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to but excluding the repurchase date or fundamental change purchase date.

In accordance with ASC 815-10-15-83, the redemption option exercisable on October 15, 2016 or upon a Fundamental Change meets the definition of a derivative instrument. However, it does not meet the requirement of bifurcation because it is considered clearly and closely related to its debt host in accordance with ASC 815-15-25-1, since the Notes were issued at par and will be settled at par plus accrued and unpaid interest if the debt holders elect to exercise the redemption option. Additionally, the Notes holder would recover all of their initial investment and there are no interest rate scenarios under which the redemption option would double the Notes holder's initial rate of return.

Redemption at the option of the Company. On or after October 20, 2016, the Company may redeem all or portion of the Debts for cash, at its option, if the last reported sale price of its ADSs has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately prior to the date the Company provided the notices of redemption (the “embedded redemption feature”). The Company must provide notice of redemption not less than 30 nor more than 60 calendar days before the redemption date to the trustee, the paying agent and each holder of the debts. The redemption price will equal 100% of the principal amount, plus accrued and unpaid interest, to, but excluding the redemption date.

In accordance with ASC 815-10-15-83, the embedded redemption feature (“Call option”) meets the definition of a derivative instrument. Since the exercisability of the call option is contingent upon the stock price other than interest risk and credit risk, the call option meets the requirement of bifurcation in accordance with ASC 815-15-25-41.

Conversion. The conversion rate is initially 39.0472 ADSs per US$1,000 principal amount, which represents a conversion price of approximately US$25.61 per ADS, subject to adjustment under certain circumstances for issuance of share dividends, issuance of rights or warrants, subdivisions or combination of capital stock, indebtedness, or assets, cash dividends and issue tender or exchange offers. The Notes are convertible at any time prior to maturity. In addition, upon a Make-Whole Fundamental Change (As defined in Exhibit 2.6), the Company will, under certain circumstances, increase the applicable conversion rate for a holder that elects to convert its Notes in connection with such a Make-Whole Fundamental Change.

In accordance with ASC 815-10-15-83, the conversion option meets the definition of a derivative instrument. However, bifurcation of conversion option from the debt host is not required because the conversion option meets ASC 815 scope exception, as the conversion option is considered indexed to the Company's own stock and classified in stockholders' equity.

There was no beneficial conversion feature attributable to the Notes as the set conversion price of the Notes was greater than the fair value of the common share price at the date of issuance.

The debt holders have the option to convert the Notes to shares upon the Make-Whole Fundamental Change. The number of shares issuable upon conversion in connection with the Make-Whole Fundamental Change will be increased. The Company will assess the contingent beneficial conversion feature at the time when the Make-Whole Fundamental Change occurs.

Accounting for Convertible Senior Notes and issuance cost are summarized as follows:

The Company has accounted for the Notes in accordance with ASC 470-20, as a single instrument as a non-current liability. The Notes are initially carried at the gross cash received at the issuance date.

The net proceeds the Company received from the issuance of the Notes were US$166,395. The Company will pay cash interest at an annual rate of 4.00% on the Notes, payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2014.

Debt issuance costs were US$6,834, which comprises of underwriter fees, professional fees paid to accounting and legal consultants and other miscellaneous expenses occurred specifically for the debts. Debt issuance costs are initially capitalized as deferred charges in other non-current assets and are amortized as interest expenses over the period of three years from the inception date of the Notes to the first redemption date, using the effective interest method.

The interest expense included in the consolidated statements of operations is as follows:

	For the years ended December 31,
	2014	2015
	US$	US$
Interest expense at an annual rate of 4.00%	6,900	6,900
Amortization of debt issuance costs	2,216	2,339
Additional interest at an annual rate of 0.5% *	386	—
Total interest expense	9,502	9,239

*	As of October 26, 2014, the Company had accrued the additional interest of US$386 at the rate of 0.5% per annum, due to the Company's failure to file its form 20-F on time.

The holders may require the Company to repurchase all or a portion of the Notes for cash on or after October 15, 2016 at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest, if any. The balance of the Convertible Debt as of December 31,2015 is classified as the current liability as they are puttable by the debt holders within one year from the balance sheet date, even though liquidation may not be expected within that period.